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For Immediate Release                                               EXHIBIT 99.1

Catuity CEO Updates Shareholders
Shareholders Urged To Approve Capital Raise in Jan. 25 Meeting

Charlottesville, VA (January 18, 2007) -- Catuity Inc. (Nasdaq: CTTY; ASX: CAT,
CATN), a loyalty and gift card processor today issued the following statement from John Racine, the company's President and CEO.

To Our Fellow Shareholders,

What a difference a year makes. One year ago in the U.S., our processing platform was not market ready; our client support infrastructure was in design; our sales pipeline was only a concept; and we lacked critical client references essential to closing deals. In Australia, we were in the thick of restructuring our operations in Melbourne to eliminate unprofitable custom development work; improving our staffing in key positions and making necessary investments in development and integration of our stored value solution so that we are now positioned to capitalize on the emerging gift card opportunity. To be sure, 2006 was a difficult transitional year in which we made long-term decisions for the company at the expense of the short-term outlook. We were pleased with the progress of our business but disappointed at its lack of reflection in the stock performance.

We enter 2007 with a clear vision to ramp up our business in the U.S. and to accelerate the expansion of our Australian business. Here is what we have done to lay the groundwork for success in the quarters ahead:

- As of today, we have over 2,000 potentially deployable stores in the U.S. We had zero one year ago. A potentially deployable store includes signed clients, franchise groups where we have won the right to market to independent franchises, ongoing pilots and merchant groups in which we have referral agreements. As always, we caution investors that deployment schedules are uncertain in our business and that Catuity has limited control over when a client executes a store-level deployment.

- After struggling early in the year with the reseller market, we believe we finally "got it right." Beginning in October, we began to manage a consistent flow of deployments that has grown steadily. We currently have resellers who have access to over 7,000 merchants who could potentially buy a processing package through our resellers.

- We have added a new inside sales team to multiply the effectiveness of our relationship-selling model. As part of this effort, we have just added our first-ever marketing team to help us manage the more than 2,000 chains and merchant groups


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AUSTRALIA                                                          NORTH AMERICA
Level 5, 140 Bourke Street                          300 Preston Blvd., Suite 302
Melbourne, VIC 3000 Australia                          Charlottesville, VA 22901
Phone +61 3.8663.3200                                    Phone +1 (434) 979-0724
ASX: CAT, CATN                                                      Nasdaq: CTTY

                                 www.catuity.com
                     Catuity Inc. is a Delaware Corporation

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that we have prospected. Simply put, our goal is to shorten the sales cycle by helping the curious identify which of our three core products best fit their needs. Our core products include member-based loyalty programs; gift card and credit and debit card processing.

- In Australia, we enter 2007 with direct access for our gift card solution to over 50% of the Australian retail market, twice where we began in 2006. Management believes we will further increase our market penetration in 2007.

- We have expanded the depth of our team with the addition of Debra Hoopes as Senior Vice President and Chief Financial Officer. Her experience in both managing recurring revenue businesses and managing strategic development are critically important to our efforts to make the next turn in the company's strategy.

In the U.S., our focus very much remains on chain retailers, franchise companies and merchant groups with 75-250 locations and aggressive growth strategies. We have referred to this as our sweet spot client. We continue to find this market very underserved and in need of a hosted solution. In the second half of 2006, we signed a number of new clients and we plan to announce (key) client additions. However, to reduce the potential for future disappointment in the market we have adopted a new approach in which we will wait until the client is ready for deployment before making an announcement. It also reflects the reality that Catuity has little direct control over timing between signing a client and realizing revenue.

As you know, we closed a capital raise for USD $2.25 million in late November. The market for micro-cap PIPE financings grew very challenging in the second half of the year as investors expressed concern over the SEC's new approach to reviewing such financings. Ultimately, regulatory uncertainty -- not issues specific to Catuity -- caused the capital raising process to drag on; the cost of capital to rise; and, ultimately, reduced the amount of capital that we were able to raise.

On Thursday, January 25 at 4:30pm EST, we are hosting a special shareholder meeting seeking approval of the terms of that capital raise. The board unanimously has asked shareholders to approve the raise. We invite and encourage you to participate in the meeting, which will be held at our offices at 300 Preston Blvd., Suite 302 in Charlottesville, Virginia. You may also participate by phone. Call in information will be posted on the Catuity website at www.catuity.com under the Investors tab 24 hours prior to the call.

We want to be clear that the company will require additional capital in the near term to get to break-even profitability. Management will be seeking additional investment of at least $3 million which may be combined with an acquisition and hopes to secure the financing in time to seek approval at our annual general meeting tentatively schedule for May.


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We appreciate your support and patience. We look forward to a year of positive progress.


Best regards,


/s/ John Racine                             /s/ Debra Hoopes
John Racine                                 Debra Hoopes
President & CEO                             SVP & Chief Financial Officer
Catuity Inc.                                Catuity Inc.


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This letter includes "forward-looking" statements within the meaning of the
Private Securities Litigation Act of 1995. This Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the expected results. All statements other than statements of historical fact made in this letter are forward looking. In some cases, they can be identified by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," or "continue," the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. In evaluating these statements, you should consider various factors that may cause actual results to differ materially from any forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee our future results, levels of activity, performance or achievement. Moreover, neither we nor any other person assumes liability for the accuracy and completeness of the forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: changes in currency exchange rates from period to period, inflation rates in the United States and Australia, recession, and other external economic factors over which the Company has no control; the timing and speed with which our major customers and prospects execute their plans for the use of our loyalty software and services; continued development of the Company's software products; competitive product and pricing pressures; use of internally developed software applications; patent and other litigation risks; the risk of key staff leaving the Company; the risk that major customers of the Company's products and services reduce their requirements or terminate their arrangements with the Company; as well as other risks and uncertainties, including but not limited to those detailed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.


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